EXHIBIT 32

CERTIFICATION OF OFFICERS
OF CYBERDEFENDER CORPORATION
PURSUANT TO 18 USC § 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of CyberDefender Corporation (the “Company”) does hereby certify, to such officer’s knowledge, that:

(a)
Amendment No. 2 to the Annual Report on Form 10-K for the year ended December 31, 2009 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b)	Information contained in Amendment No. 2 to the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 8, 2010

/s/ Gary Guseinov
Gary Guseinov
Chief Executive Officer

/s/ Kevin Harris
Kevin Harris
Chief Financial Officer